UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):        September 25, 2007

                            CVD EQUIPMENT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

         1-16525                                            11-2621692
        -----------                                        ------------
    (Commission File Number)                  (IRS Employer Identification No.)

                 1860 Smithtown Ave., Ronkonkoma, New York 11779
          (Address of Principal Executive Offices, Including Zip Code)


                                 (631) 981-7081
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
                      (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     On September 25, 2007, the Registrant announced the closing of its previously announced underwritten follow-on public offering of 1.2 million shares of its common stock at a public offering price of $4.75 per share. A copy of the press release issued by the Registrant concerning the foregoing information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.


Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

99.1     Press Release dated September 25, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CVD EQUIPMENT CORPORATION



Date: September 26, 2007                    /s/ Leonard A. Rosenbaum
                                            -----------------------------------
                                            Name:   Leonard A. Rosenbaum
                                            Title:  Chief Executive Officer and
                                                    President